Exhibit 99.13

POWER OF ATTORNEY

WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Integrity Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Wade M. Fugate his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2019.

/s/ Thomas L. Williams
Thomas L. Williams

POWER OF ATTORNEY

WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Integrity Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Wade M. Fugate his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2019.

/s/ James N. Clark
James N. Clark

POWER OF ATTORNEY

WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Integrity Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Wade M. Fugate his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2019.

/s/ Robert B. Truitt
Robert B. Truitt

POWER OF ATTORNEY

WHEREAS, The Western and Southern Life Insurance Company, an Ohio corporation (the “Company”), proposes to file with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statements of Integrity Life Insurance Company's Separate Account 1 (the "Post-Effective Amendments"); and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Wade M. Fugate his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2019.

/s/ Jo Ann Davidson
Jo Ann Davidson